UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 26, 2023
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Independence Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-36041	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1835 Market Street, Suite 2601
Philadelphia, Pennsylvania, 19103
(Address of Principal Executive Office) (Zip Code)
(267) 270-4800
(Registrant’s telephone number, including area code)
N/A
Former name or former address, if changed since last report
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On October 30, 2023, we issued a press release announcing our financial results for the three and nine months ended September 30, 2023. Additionally, we are furnishing certain supplemental information with this Current Report. Copies of such press release and such supplemental information are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report and are incorporated by reference into this Item 2.02. The information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 2.06     Material Impairments.
On October 26, 2023, our Board of Directors approved a plan, which we refer to as our “Portfolio Optimization and Deleveraging Strategy,” to exit or reduce our presence in certain markets. Our Portfolio Optimization and Deleveraging Strategy targets sales of 10 properties (collectively, the “Targeted Sales Properties”), including one property in Chicago, Illinois that was held for sale as of September 30, 2023. The Targeted Sales Properties contain an aggregate of 2,742 units and are located in or around Denver, Colorado, Houston, Texas, Chicago, Illinois, Fort Wayne, Indiana, Chattanooga, Tennessee, Norfolk, Virginia and Asheville, North Carolina.
In accordance with U.S. generally accepted accounting principles (“GAAP”), we have recorded an impairment charge for the third quarter 2023 of $11.3 million related to our property in Chicago, Illinois that was held for sale as of September 30, 2023. In addition, as of the date of this Current Report, we have determined that we will be required, under GAAP, to record an impairment charge in the fourth quarter 2023 for three other Targeted Sales Properties and currently estimate the amount of the impairment charge to be between $23 and $25 million, in aggregate.
Due to the early stage of our sales activities with respect to the other six Targeted Sales Properties, as of the date of this Current Report, given currently available information, and pending the outcome of the sales processes, we expect to incur impairment charges for certain of these properties in the fourth quarter 2023 ranging between $32 and $38 million, in aggregate.
Our estimates of impairment charges are preliminary and subject to change. The actual amount of impairment charges may be higher or lower than our estimates and will depend on the terms of actual sales, if any. There can be no assurance that any of the targeted sales will be consummated within the contemplated prices ranges, within the contemplated time frames, or at all.
Item 7.01    Regulation FD Disclosure.
The information provided in Item 2.02 above is incorporated by reference into this Item 7.01. The information incorporated by reference into this this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information incorporated by reference into this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Forward-Looking Statements
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, our earnings guidance and certain actions that we expect or seek to take in connection with our Portfolio Optimization and Deleveraging Strategy and anticipated enhancements to our financial results and future growth from this strategy. All statements in this document that address financial and operating performance, events or developments that we expect or anticipate will occur or be achieved in the future are forward-looking statements.
Our forward-looking statements are not guarantees of future performance and involve estimates, projections, forecasts and assumptions, including as to matters that are not within our control, and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, failure to realize cost savings, efficiencies and other benefits that we expect to result from our Portfolio Optimization and Deleveraging Strategy, inability to sell certain assets, including those assets designated as held for sale, within the time frames or at the pricing levels expected, failure to achieve expected benefits from the redeployment of proceeds from asset sales, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve rent increases and occupancy levels on account of the value add initiatives, unexpected impairments or impairments in excess of our estimates, increased regulations generally and specifically on the rental housing market, including legislation that may regulate rents or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, the effects of natural and other disasters, unknown or unexpected liabilities, including the cost of legal proceedings, costs and disruptions as the result of a cybersecurity incident or other technology disruption, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2022, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements.
Forward-looking statements are based upon the beliefs and expectations of our management at the date of this Current Report and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

99.1	Press Release
99.2	Supplemental Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

October 30, 2023	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer